IVY FUNDS

Supplement dated March 25, 2008
to the
Ivy Equity Funds Prospectus dated July 31, 2007
and supplemented September 13, 2007, February 4, 2008 and March 11, 2008

At a meeting held on February 13, 2008, the Board of Trustees of Ivy Funds unanimously approved, effective March 24, 2008, the termination of the Investment Sub-Advisory Agreement between Ivy Investment Management Company (IICO) and BlackRock Capital Management, Inc. (BlackRock) dated February 2, 2007, relating to Ivy Small Cap Value Fund (Fund). As a result, on that date, IICO, the Fund's investment adviser, assumes direct investment management responsibilities of the Fund's portfolio. All references to BlackRock where it appears in the Prospectus with respect to Ivy Small Cap Value Fund are deleted.

The following replaces the disclosure under "Principal Strategies" in the "Overview of the Fund" section for Ivy Small Cap Value Fund:

Principal Strategies

Ivy Small Cap Value Fund seeks to achieve its objective by investing primarily in various types of equity securities of small cap companies. Under normal market conditions, at least 80% of the Fund's net assets will be invested, at the time of purchase, in common stocks of small cap domestic and, to a lesser extent, foreign companies. Small cap companies are typically companies with market capitalizations below $3.5 billion. These equity securities will consist primarily of common stocks, some of which may be offered in IPOs.

In selecting companies, IICO, the Fund's investment manager, emphasizes a bottom-up approach that focuses on securities which, in IICO's opinion, have favorable prospects but low to moderate expectations implicit in the stock price. IICO may look at a number of factors in its consideration of a security, such as:

  the "intrinsic value" of the company in comparison to its stock price historical and projected financial performance
  free cash flow generation
  industry characteristics and potential
  competitive strategy
  management history

"Intrinsic value" is the perceived realizable market value, determined through IICO's analysis of the companies' financial statements and an estimate of the present value of future cash flows.

Generally, in determining whether to sell a security, IICO considers many factors, including realized valuation, deterioration in fundamentals, change in management or strategy, macro factors, or loss-limit strategies. IICO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

The following replaces the disclosure for Ivy Small Cap Value Fund in the section entitled "Additional Information about Principal Investment Strategies, Other Investments and Risks":

Ivy Small Cap Value Fund: The Fund seeks to achieve its objective of long-term accumulation of capital by investing primarily in various types of equity securities of small cap, value oriented domestic and, to a lesser extent, foreign companies. There is no guarantee, however, that the Fund will achieve its objective.

Small cap companies are typically companies with market capitalizations below $3.5 billion. Some companies may outgrow the definition of small cap after the Fund has purchased their securities. These companies continue to be considered small cap for purposes of the Fund's investment policy. From time to time, the Fund will also invest a lesser portion of its assets in securities of mid and large cap companies (that is, companies with market capitalizations larger than that defined above), as well as securities of growth-oriented companies.

In selecting value stocks and other equity securities, IICO makes an assessment of the current state of the economy, examines various industry sectors, and analyzes individual companies in the small cap universe. IICO primarily focuses on equity securities it believes are undervalued or trading below their true worth, but that appear likely to come back into favor with investors. Undervalued securities are securities that IICO believes: (a) are undervalued relative to other securities in the market or currently earn low returns with a potential for higher returns, (b) are undervalued relative to the potential for improved operating performance and financial strength, or (c) are issued by companies that have recently undergone a change in management or control, or developed new products or services that may improve their business prospects or competitive position. In assessing relative value, IICO considers factors such as a company's ratio of market price to earnings, ratio of enterprise value to operating cash flow, ratio of market price to book value, ratio of market price to cash flow, estimated earnings growth rate, cash flow, yield, liquidation value, quality of management and competitive market position. In seeking to achieve its investment objectives, the Fund may also invest in equity securities of companies that IICO believes show potential for sustainable earnings growth above the average market growth rate.

The Fund primarily owns common stocks; however, it may invest, to a lesser extent, in preferred stocks and other securities convertible into equity securities. The Fund may invest up to 10% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes in various short-term cash and cash equivalent items. Other defensive tactics that may be used by IICO include holding smaller position sizes in individual holdings and/or being more broadly diversified across sectors and industries. By taking a temporary defensive position, the Fund may not always achieve its investment objective.

Risks. An investment in Ivy Small Cap Value Fund is subject to various risks, including the following:

  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Initial Public Offering Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

The following information replaces the disclosure regarding the management of Ivy Small Cap Value Fund in the section entitled "Portfolio Management":

Ivy Small Cap Value Fund: Timothy J. Miller is primarily responsible for the day-to-day management of Ivy Small Cap Value Fund and has held his Fund responsibilities since March 24, 2008, when IICO assumed direct investment management responsibilities of the Fund's portfolio from BlackRock Capital Management, Inc., the Fund's former investment subadviser. Mr. Miller joined IICO and WRIMCO in February 2008. Previous employment included serving as the primary portfolio manager of the Invesco Dynamics Fund from December 1993 through mid-2004, as the Chief Investment Officer of Invesco Funds Group, Inc. from July 2000 until July 2003, and as the Chief Investment Officer of the Denver Investment Center of Invesco North America from July 2003 until May 2004. Since May 2004, Mr. Miller has served on the Board of Trustees and the Finance Committee of Escuela de Guadalupe, a dual-language, kindergarten through fifth grade school serving children from low-income communities in Denver, and has served on the Investment Committee of Regis Jesuit High School in Denver, helping the school manage its endowment funds. Mr. Miller holds an M.B.A. from the University of Missouri-St. Louis and a B.S.B.A. from St. Louis University. He is a CFA Charter holder.

The following replaces the corresponding section of "Your Account" titled "Class I Shares":

Class I shares

Class I shares are sold without any front-end sales load or contingent deferred sales charges. Class I shares do not pay an annual 12b-1 distribution and/or service fee. Class I shares are only available for purchase by:

  fund of funds
  participants of employee benefit plans established under Section 403(b) or Section 457, or qualified under Section 401, of the Code, including 401(k) plans if the value of the plan exceeds $10,000,000, when the shares are held in an omnibus account on the Fund's records, and an unaffiliated third party provides administrative and/or other support services to the plan certain financial intermediaries that charge their customers transaction fees with respect to their customers' investments in the Funds endowments, foundations, corporations and high net worth individuals using a trust or custodial platform investors participating in 'wrap fee' or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with IFDI participants of the Waddell & Reed Financial, Inc. Retirement Plans

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Funds' share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Funds and IFDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.